Exhibit 77C
          Kemper Total Return Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-1236
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              155,194,036
                       WITHHELD           2,934,162

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              155,322,545
                       WITHHELD           2,805,652

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              155,284,621
                       WITHHELD           2,843,577

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              155,307,190
                       WITHHELD           2,821,008


























          Exhibit 77C
          Kemper Total Return Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-1236
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              155,239,674
                       WITHHELD           2,888,524

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              155,221,444
                       WITHHELD           2,906,754

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR              155,174,802
                       WITHHELD           2,953,396

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              155,321,474
                       WITHHELD           2,806,724

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR              155,150,472
                       WITHHELD           2,977,725


























          Exhibit 77C
          Kemper Total Return Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-1236
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR              153,031,828
                       AGAINST            1,277,601
                       ABSTAIN            3,818,769

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR              146,396,096
                       AGAINST            3,109,061
                       ABSTAIN            5,736,408

          Item 6:  New Rule 12b-1 Distribution Plan
                   (Class B shareholders only)

                       Vote             Number
                       ----             -----------
                       FOR               47,125,442
                       AGAINST            1,203,959
                       ABSTAIN            2,225,635

                   (Class C shareholders only)

                       Vote             Number
                       ----             -----------
                       FOR                  803,931
                       AGAINST                  195
                       ABSTAIN               25,758




























          Exhibit 77C
          Kemper Total Return Fund
          Form N-SAR for the period ended 04/30/98
          File No. 811-1236
          Page 4

          Item 7:  To approve changes in fundamental investment policies

                       Vote             Number
                       ----             -----------
                       FOR              145,101,505
                       AGAINST            7,093,529
                       ABSTAIN           10,926,392




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